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                                    File Index
                              ISO Alliance Trust (A Oy)

  1. Cross Indemnity and Mitigation Agreement                      Dated:    3/6/97


  2. Operating Agreement                                           Dated:    3/6/97


  3. Scheduling Applications, Infrastructure & Business Systems    Dated:   3/14/97


  4. Letter Agreement Re: Stage I                                  Dated:   7/31/98


  5. Contract Modifications to Implement Stage II                  Dated:   7/31/98


Tuesday, March 30, 1999                                             Page 1 of


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             CROSS INDEMNITY AND MITIGATION AGREEMENT

This Cross Indemnity and Mitigation Agreement, effective as of March 6, 1997 (the "Effective Date"), is between Perot Systems Corporation, a Delaware corporation ("Perot Systems"), and ABB Power T&D Company Inc., a Delaware corporation ("ABB").

                              Preliminary Statements

A. Perot Systems and ABB are members of ISO Alliance, LLC, a Delaware limited liability company ("Alliance").

B. Perot Systems and ABB anticipate that Alliance and Independent System Operator Restructuring Trust ("Purchaser") will, effective on or after the Effective Date, enter into that certain Scheduling Applications, Scheduling Infrastructure and Business Systems Contract (the "Prime Contract", which has been reviewed by the parties and pursuant to which Perot Systems and ABB will provide certain services and deliverables to ISO.

C. Contemporaneously with the execution of the Prime Contract, Alliance will enter into a separate subcontract with each party, pursuant to which such party or its subcontractors will provide an identified subset of the services and deliverables to be performed under the Prime Contract (each, an "ISO Subcontract").

D. Contemporaneously with the execution of the Prime Contract, Perot Systems and ABB will enter into a Guaranty with Purchaser, pursuant to which the parties will guaranty the performance of Alliance's obligations under the Prime Contract.

Accordingly, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. (a) Each party (the "Indemnifying Party") shall, at its own expense, indemnify and hold harmless the other party and its officers, agents, employees, and permitted assignors, assignees, and successors in interest (the "Indemnified Party") from and against:

             (i) any and all payments (excluding any payments resulting from the assessment of liquidated damages under Section 28.3.1 of the Prime Contract) which the Indemnified Party becomes obligated to make to the Purchaser under the Guaranty except to the extent that the liability of the Alliance to which any such payment relates is caused b'- failure of the Indemnified Party or its subcontractors to render timely performance of any or 51l of its obligations under its ISO Subcontract (including, without limitation, obligations t I-v any damages or indemnification payments required to be paid under its ISO Subcontract);


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              (ii) any and all payments resulting from the assessment of liquidated damages under Section 28.3.1 of the Prime Contract which the Indemnified Party becomes obligated to make to the Purchaser under the Guaranty but only to the extent such payments exceed the Indemnified Party's share of such liquidated damages as set forth in Section 2 of this Agreement; and

              (iii) any and all payments made and costs incurred (other than those payments for which indemnification is provided under the preceeding paragraphs (i) and (ii) of this Section) resulting from actions taken or payments made by the Indemnified Party on behalf of the Alliance which are necessitated by the failure of the Indenifying Party to render timely performance of any or all of its obligations under its ISO Subcontract (including, without limitation, obligations to pay any damages or indemnification payments required to be paid under its ISO Subcontract).

       (b) Each party (the "Indemnifying Party") shall, at its own expense, defend, indemnify and hold harmless the other party and its officers, agents, employees, and permitted assignors, assignees, and successors in interest (the "Indemnified Party") from and against any and all liability, damages, losses, claims, demands, actions, causes of action, costs (including attorney's fees and expenses), or any of them, for which the Indemnifying Party is obligated under its ISO Subcontract to idemnify the Alliance or the Purchaser.

       (c) The indemnity obligations set forth in paragraphs (a) and (b) above are contingent upon the Indemnified Party giving the Indemnifying Party prompt written notice of any such claim, full cooperation in the defense of any such claim, and the right to defend against any such claim with counsel of the Indemnifying Party's choosing and to settle or compromise any such claims as the Indemnifying Party deems appropriate, subject to the payment by the Indemnifying Party of any settlement or compromise amount. Failure to do so will relieve the Indemnifying Party of any obligation or liability pursuant to this indemnification provision. The Indemnified Party shall have the right to employ its own counsel to participate in the defense of any such claim, but the fees and expenses of such counsel shall be borne by the Indemnified Party.

2. Notwithstanding anything to the contrary in the organizational documents of the Alliance, the Prime Contract, or any ISO Subcontract, Perot Systems shall bear 30%, and ABB shall bear 70%, of any and all liquidated damages assessed against Alliance pursuant to Section 28.3.1 of the Prime Contract, provided that
(i) the total amount to be shared in accordance with the foregoing percentage allocations shall be reduced by the amount actually received by the parties from their respective subcontractors as liquidated damages assessed in respect of said Section 28.3.1 of the Prime Contract or the analogous provision of a subcontract and (ii) the amounts so -received shall be paid over to the Alliance or otherwise made available for the benefit of both parties for the discharge of the Alliance's obligation in respect to liquidated damages. 3. Each party shall use its best efforts to mitigate its Losses and potential Losses in connection with the Prime Contract and the ISO Subcontracts.

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4. Each party (the "Remediating Party") shall, as soon as reasonably practicable, notify the other party (the "Party at Risk") of its belief that the Party at Risk will fail to fulfill its obligations under an ISO Subcontract. Immediately after receiving such notice, the Party at Risk shall, at its sole expense, take whatever remedial measures may be required (including but not limited to adding personnel) to provide adequate assurances to the Remediating Party that such obligations shall be fulfilled. If the Party at Risk does not take such remedial measures, then the Remediating Party shall have the right to take whatever remedial measures may reasonably be required to ensure the fulfillment of such obligations, and to be indemnified by the Party at Risk, as provided in Section 1 (a) (ii) for its payments made and costs incurred in connection with taking such remedial measures.

5. Neither party shall be liable to the other for indirect, incidental, special, punitive, or consequential damages, including, but not limited to, lost profits, whether such damages arise in contract, tort (including negligence and strict liability), breach of warranty, failure of essential purpose or otherwise. Except with respect to a party's indemnification obligations hereunder, the cumulative liability of a party (the "Responsible Party") to the other party under this Agreement, regardless of whether such liability is based on breach of contract, tort (including negligence and strict liability), breach of warranty, failure of essential purpose or otherwise, shall be limited to the Contract Price under the Responsible Party's ISO Subcontract.

6. The parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiations between a designated officer of each party. Either party may give the other party written notice of any dispute. Within twenty days after delivery of said notice, the designated persons shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary to exchange information and to attempt to resolve the dispute. If the matter has not been resolved within thirty days of the first meeting, the dispute shall be submitted first to voluntary mediation, and if mediation is not successful, then to binding arbitration, in accordance with the dispute resolution procedures set forth in the Prime Contract. Judgment on any arbitration award may be entered in any court having proper jurisdiction. To avoid inconsistent results betweeen the resolution of a dispute under this Agreement and a dispute under the Prime Contract, or under an ISO Subcontract, which disputes involve common factual or legal issues, the parties shall be bound by the resolution of such factual or legal issues under the disputes resolution procedures of the Prime Contract or under such ISO Subcontract, as the case may be, provided that they shall each have had reasonable opportunity to participate and be heard under such disputes resolution procedures. 7. None of the provisions of the Agreement shall be considered waived by either party unless such waiver is specifically stated in writing, and signed by the authorized representative of the party waiving the provision.


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8. Neither party shall assign this Agreement or any part thereof or interest therein, without the prior written consent of the other party, and any assignment without such consent shall be void and of no effect.

9. Should any section, provision or portion of this Agreement be held to be invalid, illegal or void, by a court of proper jurisdiction then and in such event, any such section, provision or portion shall be deleted from the Agreement and the Agreement shall be read as though such invalid, illegal or void section, provision or portion was never included herein, and the remainder of the Agreement shall nevertheless subsist and continue in force and effect until such time as the remaining provisions shall be modified or void, as agreed to by the parties.

10. Any notice, request, demand, claim or other communication related to this Agreement shall be in writing and delivered by hand or by telecopier, certified mail (postage prepaid) or overnight courier to the other party's representative at the address provided for notice in the organizational documents of the Alliance.

11. This Agreement shall be interpreted, governed and construed under the laws of the State of California as if executed and to be performed wholly within the State of California.

12. This Agreement contains the entire agreement and understanding between the parties and merges and supersedes all prior representations and discussions pertaining to this Agreement.

IN WITNESS WHEREOF the parties have caused this Agreement to be signed by their authorized officers or representatives as of the dates set below, but effective as of March 6, 1997.


PEROT SYSTEMS CORPORATION


By: /s/
Its:
Date:


ABB POWER T&D COMPANY INC.


By: /s/
Its:
Date:


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